UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2003

StorageNetworks, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-30905	04-3436145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Wyman Street Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 622-6700

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure.

On July 31, 2003, StorageNetworks, Inc. issued a press release entitled “StorageNetworks Announces Plan of Liquidation and Releases Second Quarter Results.” The full text of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The Plan of Complete Liquidation and Dissolution of StorageNetworks, Inc. referred to in this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)    Exhibits.

Exhibit No.	Description
99.1	Press release, dated July 31, 2003, entitled “StorageNetworks Announces Plan of Liquidation and Releases Second Quarter Results.”
99.2	Plan of Complete Liquidation and Dissolution of StorageNetworks, Inc.

Item 12.    Results of Operations and Financial Condition.

The press release referred to under Item 5 above included disclosure regarding StorageNetworks, Inc.’s financial results as of, and for the three- and six-month periods ended, June 30, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORAGENETWORKS, INC.

Date: July 31, 2003	By:	/s/ DEAN J. BREDA
Dean J. Breda President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release, dated July 31, 2003, entitled “StorageNetworks Announces Plan of Liquidation and Releases Second Quarter Results.”
99.2	Plan of Complete Liquidation and Dissolution of StorageNetworks, Inc.